Exhibit 99.1 Investor Presentation March 24, 2023 Questions? Contact us at ir@electriqpower.com 1

Confidentiality and Disclaimer This presentation (together with oral statements made in connection herewith, the Presentation ) is intended to provide confidential summary information about the business of Electriq Power, Inc. (“we,” “us,” “our,” “Electriq” or the “Company”) with respect to the proposed business combination (the Business Combination ) between the Company and TLG Acquisition One Corp. ( SPAC ) for informational purposes only. The information in this Presentation is not complete, comprehensive, or exhaustive and remains subject to change. This Presentation is not an offer to sell securities, is not soliciting an offer to buy securities, or make an investment, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. 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For example, projections of future financial performance of the Company or the Combined Company, the Combined Company's business plan, other projections concerning key performance metrics, the proceeds of the Business Combination and the Combined Company's expected cash runway, the potential effects of the Business Combination on SPAC and the Combined Company, the satisfaction of closing conditions to the Business Combination and the timing of completion of the Business Combination, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as may,” should,” expect,” intend,” will, estimate,” anticipate,” believe,” predict, project, target, “budget,” “forecast,” “could,” “continue,” plan, or potentially or the negatives of these terms or variations of them or similar terminology. 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Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled Risk Factors Summary in the Presentation. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of SPAC and the Company described above. Neither SPAC nor the Company undertakes any duty to update these forward-looking statements. In addition, no responsibility, liability or duty of care is or will be accepted by the SPAC, the Company or any other person for updating or revising this Presentation or providing any additional information to any recipient and any such liability is expressly disclaimed. Strictly Confidential / Not for Redistribution 2

Confidentiality and Disclaimer (Cont’d) Use of Projections This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as being predictive of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information, including without limitation, assumptions regarding SPAC's and the Company’s ability to consummate the Business Combination, the failure of which to materialize could cause actual results to differ materially from those contained in the prospective financial information. SPAC and the Company cautions that their assumptions may not materialize and that current economic conditions render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty. See the section above titled Forward-Looking Statements . While all financial projections, estimates and targets are necessarily speculative, SPAC and the Company believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Combined Company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of financial forecast information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither SPAC's nor the Company’s independent auditors registered public accounting firms have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation or any other purpose, and accordingly, none of such independent auditors registered public accounting firms has expressed any opinion or provided any other form of assurance with respect to such projections. No Offer or Solicitation This Presentation shall not constitute a solicitation as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any private offering of securities in connection with the Business Combination (the Securities ) will not be registered under the Securities Act of 1933, as amended ( Securities Act ), and will be offered as a private placement to a limited number of qualified institutional buyers (as defined in Rule 144A under the Securities Act) or institutional accredited investors (within the meaning of Rule 501(a) under the Securities Act). Accordingly, until registered for resale, the Securities must continue to be held until a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption from registration under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither the Company nor SPAC is making an offer of the Securities in any state or jurisdiction where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company's own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the reasonableness, accuracy or reliability of such assumptions or the accuracy or completeness of any projections or modeling or any other information contained herein. Any comparison of the Company to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to the Company. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings. Finally, while the Company believes its research is reliable, such research has not been verified by any independent source and none of the Company, nor any of its affiliates nor any of its control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Any data on past performance or modeling contained herein is not an indication as to future performance. 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This Presentation does not create any obligation on the part of either the Company, SPAC or the recipient to enter into any further agreement or arrangement, and each of the Company and the SPAC reserves the right to discontinue discussions or negotiations at any time for any reason or no reason. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of SPAC, the Company or the recipient will be under any legal obligation of any kind whatsoever. Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed transactions contemplated herein. Strictly Confidential / Not for Redistribution 3

Confidentiality and Disclaimer (Cont’d) This Presentation is not a substitute for the registration statement or for any other document that the SPAC may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by the SPAC, when they become available, through the website maintained by the SEC at http:// www.sec.gov. CONFIDENTIALITY NOTICE This Presentation is intended exclusively for the individual or entity to which it is addressed. This Presentation and the accompanying communication may contain information that is proprietary, privileged, confidential or otherwise legally exempt from disclosure. If you are not the named addressee, you are not authorized to read, print, retain, copy or disseminate this message or any part of it. If you have received this message in error, please notify the sender immediately either or reply to this e-mail and delete all copies of this message. Strictly Confidential / Not for Redistribution 4

TLG Acquisition One Corp. Overview Publicly listed SPAC led by a team of public company operators and domain experts committed to an active partnership with merger partner to drive long-term value Company Overview TLG’s Differentiated Value Proposition • Ticker: NYSE: TLGA • Officers / Directors have decades of public company operating, 20% governance, acquisition and integration experience • $80.0MM in Trust: 8.0 million shares of common stock (not including founder Battery Storage shares) currently outstanding • Technology industry veterans with deep domain expertise and a track- Attach Rate record of operating and investing experience • Distinguished Board of Directors with deep domain and operating = 200,000 units expertise across tech sectors • Reputation for driving long-term operational success through macroeconomic cycles • Extensive network of relationships to deliver additional capital and facilitate consummation of a business combination Executive Overview Michael Lawrie; Founder and CEO • Business & technology leader, strategist and change agent • Former CEO of three public companies – DXC Technology Company (NYSE:DXC), Misys plc and Siebel Systems Inc. David Johnson; CFO and Director • Corporate strategist & expert in M&A and related integration • Former Senior Advisor to & Senior Managing Director at the Blackstone Group Strictly Confidential / Not for Redistribution 5

Table of Contents 1. Introduction 2. Addressable Market & Strategy 3. Differentiated Solution 4. Financial Overview 5. Summary Strictly Confidential / Not for Redistribution 6

Presenters Frank Magnotti Petrina Thomson Michael Lawrie CEO, Electriq CFO, Electriq Founder and CEO, The Lawrie Group • Over 30 years of experience • Business & technology leader, • Founded Comverge, a pioneer leading global finance teams strategist and change agent of virtual power plant and virtual and transformation efforts peaking capacity contracts with • Former CEO of three public utilities and ISO’s 6 GW of • Previously VP & Chief companies – DXC Technology demand response to ~5MM Accounting Officer at Company (NYSE:DXC), Misys homes Curvature, North America plc and Siebel Systems Inc. Controller at Tyco and held a • General manager of utility variety of diverse finance roles solutions at AT&T and program at Sun Microsystems including manager at Bell Labs CFO of Latin America Strictly Confidential / Not for Redistribution 7

1. Introduction Strictly Confidential / Not for Redistribution 8

Electriq Company Overview Electriq Power (“Electriq”, or the “Company”) is a provider of intelligent energy storage and management solutions for the residential and small business markets. The Company combines hardware and software integrated energy storage into one offering that provides reliability and ease of use at an attractive end-point price to the customer. We passionately believe in distributed energy storage solutions to shape our world’s environmental and economic future Electriq’s solutions • Help to satisfy society’s energy requirement into the future • Integrate energy storage solutions across geographies • Enable access to clean energy storage for all Founded in 2014 in Silicon Valley • Capital-light and people-light strategy with ~650 trained installers at ~400 installation companies nationwide • Deployments in the U.S., Canada and Puerto Rico (1) $122MM of projected revenue for next twelve months (“NTM”) , positive projected Adjusted EBITDA in NTM Backed by sustainable investors focused on transformative technologies 1. NTM from May 1, 2023 to April 30, 2024, see assumptions on page 42. Strictly Confidential / Not for Redistribution 9

Financial and Transaction Summary (1) • $122MM of projected revenue for next twelve months (“NTM”) • Positive projected Adjusted EBITDA in NTM • $300MM+ in project financing secured from a major U.S. clean-energy company to support revenue growth • Targeting capital raise of $50MM ✓ Secured $8.5MM in debt financing (2) ✓ Agreement in principle for $12MM of equity • Significant incentives offered to additional equity investors: o 0.5 incentive shares at transaction close for each 1 share purchased => implied cost-basis of $6.67 per share o Additional 0.5 incentive shares 1-year post close subject to share price and Electriq financial performance => downside protection to $5.00 per share • $80MM of existing cash in trust at TLGA prior to redemption • Estimated transaction close • Updated S-4 filing 3/24/2023 • Transaction targeted to close after SEC approvals 1. NTM from May 1, 2023 to April 30, 2024 2. Assumes $6.5MM in conversion of existing Electriq debt and subject to final documentation Strictly Confidential / Not for Redistribution 10

Where Electriq Fits in the Energy Ecosystem CLOUD Electriq Fleet Management Software Network Operating Center (NOC) CLOUD Cloud technology transmits data between the end user and NOC for data monitoring and user management • Designed to enable optimized fleet CLOUD management and remove strain on the grid CLOUD Power Generating Assets / Grid Electriq PowerPod 2 (including consumer and Data is shared with utilities to offload installation software) power and remove stress from the grid CLOUD • Utilizes OpenADR solutions to communicate with installed products End User End-users with and without installed solar PV can benefit from Electriq battery storage for power Electriq resiliency and cost savings Grid Services • System designed to deliver backup, self-supply (Virtual Power Plant) and time-of-use options allows end users to reduce energy costs through efficient use of storage Strictly Confidential / Not for Redistribution 11

Significant Momentum Building in the Business

Differentiated Go to Market Strategy

Sustainable Community

City of Parlier

Sustainable Solutions

Access TAB

BARRIO ELECTRICO

2015 - 2019

- Beta EP system is deployed
- IQ ESS launches
- Accepted into Powerhouse Accelerator
- Frank Magnotti steps in as CEO
- PowerPod 1 launches
- Greensoil Investment infuses series seed capital

2020

- Electriq announces additional equity raise
- Announces LFP ESS (PowerPod 2)
- Adds to SunGage and Sunlight Financial
- Electriq becomes Open ADR 2.0 certified
- Electriq acquires LillyPad & Emergent Microgrid
- Electriq chosen for Marin Clean Energy ESS program

2021

- PowerPod 2 launches with UL9540
- Secures Sustainable Community Networks deal in Parlier, CA
- Secures ~160 MWh of full battery system supply and ~140 MWh of battery cells
- Opens Florida headquarters and moves to larger facility in San Leandro, CA

2022 - 2023

- Signs and announces **Access TAB** MoU for solar and battery installations in the DC area
- Signs and announces **Barrio Electrico** MoU for residential solar and battery systems in Puerto Rico
- Signs agreement with **New Channel Partner** in September 2022, a leading owner and operator of distributed solar energy assets across the United States
- Secured Sustainable Community Networks agreement with **Santa Barbara County**
- **Signed agreement with a third-party project finance partner for Sustainable Community Networks projects for >$300MM of potential revenue**
- Negotiating Sustainable Community Networks partnerships with additional municipalities

$300MM+ in Project Financing[1]

"Electriq Power announced today it has entered into a multi-year agreement with a major U.S. clean-energy company. The provider company, founded by one of the largest investors in clean energy infrastructure, provides a platform that designs, proposes and finances solar and storage projects nationwide."

The financing is estimated to be greater than $300 million over 30 months, based on expected sales volumes, system size, and pricing contained in the agreement. The companies will jointly provide operations including potential grid services over 25 years.

"This agreement is a key milestone in the availability of secure, affordable, and predictable energy to households across California, we are excited to join forces with a major U.S. clean-energy company that brings together finance and technology, to provide customers with an all-in-one solution."

-Frank Magnotti, Electriq Power CEO

1. Electriq Power press release on March 16, 2023

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Strictly Confidential / Not for Redistribution

2. Addressable Market & Strategy Strictly Confidential / Not for Redistribution 13

Giant Addressable Market Residential solar installs are growing rapidly in the U.S., with annual installed capacity forecasted to grow at ~15% (1) which implies a more than 40% CAGR from 2023-2025 for Electriq’s market share U.S. Residential Solar Installed Capacity (GW) Electriq Implied Battery Unit Volumes (7) (5) • NTM unit volumes and implied market share based on existing customer agreements • Hypothetical alternatives, assuming Electriq’s market share grows 0.5%-1.5% per year thereafter 78.7 70.7 Market Share Growth Case: 0.5% 1.0% 1.5% 63.2 NTM-’25 56.4 CAGR 49.7 22,627 43.3 19,311 108% 37.7 15,994 12,841 33.4 11,635 10,429 28.9 24.5 84% 20.0 57% 2024E 2025E 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E Total U.S. Battery Storage Unit Installs (000s) (2) (3) • 2022 new battery attachment rate of 20% , with an estimated 2%-4% annual increase thereafter (4) • Retrofit annual attachment rate of 1% New Battery Storage Unit Installs Retrofit Battery Storage Unit Installs 351 299 332 252 74 2.3% 2.8% 3.3% 210 241 225 67 71 193 61 55 64 60 277 54 Market 231 261 191 155 177 166 2.3% 3.3% 4.3% 139 (6) Share 2022E 2023E 2024E 2025E 2022E 2023E 2024E 2025E 2.3% 3.8% 5.3% New Install 20% 24% 27% 30% Attach Rate Source: Bloomberg New Energy Finance (“BNEF”), Sunrun, SunPower and Sunnova 4. Based on Electriq management estimate. 2025E market share percentages are based on the variable Market Share Growth company presentations and filings, Lawrence Berkeley National Laboratory. 5. Assumes (i) 70% of forecasted systems in the MOUs/LOIs with Access Tab and Cases (0.5%/1.0%/1.5% being added each year). 1. 40% CAGR based on 0.5% Market Share Growth Case. Barrio Electrico are delivered, (ii) ~5% market penetration among existing New 7. NTM from May 1, 2023 to April 30, 2024; estimated unit installs for January through 2. Based on average attachment rates for 2022 per Sunrun, SunPower and Sunnova Channel Partner customers and (iii) acquisition of approximately 2,200 homeowners in April 2024 are also included in 2024E. 14 investor presentations and earnings calls. the County of Santa Barbara, the City of Parlier and surrounding areas. Strictly Confidential / Not for Redistribution 3. Figures in chart represent midpoint of estimated range. 6. Based on total anticipated U.S. battery storage unit installs NTM/2023E; 2024E and

Regulatory Support of Energy Storage

Strong and growing federal and state support for solar and storage industry, buoyed by recent Inflation Reduction Act legislation

Federal Support[1]

At the federal level, President Biden signed into law the Inflation Reduction Act on August 16, 2022, which includes $369 billion for Climate Change and Energy Security, including tax credits and grants to make homes energy efficient:

30%
ITC restored for solar and storage projects

10 years
Extension of full PTC / ITC (or the equivalent) values to at least 2032

Stand Alone Storage
Introduction of ITC for stand-alone storage installs for first time, a jolt to the retrofit market

Up to 20%
Bonus ITC for development in certain low-income communities

Industry Reactions

"This law will put millions more Americans to work, ensure clean, renewable and reliable domestic energy is powering every American home, and save American consumers money."
– Heather Zichal, CEO, American Clean Power Association

"[The law] features long-term investments in clean energy and new incentives for energy storage, which give solar and storage businesses a stable policy environment and the certainty they need to deploy clean energy..."
– Abigail Ross Hooper, CEO, Solar Energy Industries Association

Energy Storage Targets by State[2]


California[3]
1.3 GW
by 2024
Nevada
1 GW
by 2030
New York[4]
6 GW
by 2030
Maine
400 MW
by 2030
Massachusetts
1 GWh
by 2025
Connecticut
1 GW
by 2030
New Jersey
2 GW
by 2030
Virginia
3.1 GW
by 2035

Select Utilities Offering Customers Storage Incentives:

Hawaiian Electric, nationalgrid, NV Energy, EVERSOURCE ENERGY, JEA, GREEN MOUNTAIN POWER

1. Senate Democrat's Summary: The Inflation Reduction Act of 2022, SEIA Inflation Reduction Act Summary Report.
2. Energy Storage Targets by State, excluding those for California and New York, from Energy Storage Association's Clean Energy Legislative Academy presentation in July 2021.
3. California Public Utilities Commission Energy Storage Overview.
4. Governor Kathy Hochul's January 5th, 2022 State of the State address.

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Strictly Confidential / Not for Redistribution

Net Energy Metering Regulations Represent a Net Positive for Electriq • Residential Solar Installations • Could have a marginal impact on size of residential solar installations due to lower compensation for excess solar production How Net Metering Works • However, this will be offset by requirements for greater electrification 1 Solar panels • Residential Battery Storage generate electricity 3 • Strong positive for residential battery storage, so they can take advantage of Time of Use billing Excess energy from solar panels sent back to grid • Expected to drive higher battery attach rates on both existing and new solar installations 4 Utility credits electricity bill for • Low and Middle Income Consumers value of energy sent to grid • 70% of the $900M of state funding available in incentives for homeowners who adopt a solar plus storage system is targeted for low-income customers 2 Home uses electricity • Benefits to Electriq from solar panels and from the grid ✓ Strong tailwind for Electriq’s battery storage solution for new and existing solar installs ✓ Electriq’s software platform is uniquely positioned to enable Time of Use billing ✓ Low-income incentives will drive adoption across income brackets in partnership with Sustainable Community Networks and Sustainable Solutions channels Strictly Confidential / Not for Redistribution 16

Go-to-Market Strategy

Electriq is focused on three primary go-to-market strategies to capture its large addressable market

	Sustainable Community Networks ("SCN")	Sustainable Solutions[1]	White Label / Distributors
Customer Overview	• Residential customers in municipalities and townships • Drives immediate savings for consumers and acceleration of renewable target goals for municipalities • Focus on under-resourced communities City of Parlier	• Microgrid providers and homebuilders • Focusing on clean installation and affordable price point • Modular design intended to fit a wide range of homes Access TAB · Barrio Eléctrico · New Channel Partner	• Strategic partners with established B2C distribution channels for residential energy solutions • Energy storage complementary to Strategic partner's existing offerings (e.g. generators / backup) • Potential use cases include residential electric vehicle charging
Anticipated Unit Economics[2]	~$37,000 Unit Price · ~29% Gross Margin	~$13,000 Unit Price · ~25% Gross Margin	
Projected NTM Revenue / Gross Profit Mix[2][3]	Sustainable Community Networks NTM Unit Volume Projection: 2,240	Sustainable Solutions NTM Unit Volume Projection: 2,931	

Sustainable Community Networks

NTM Revenue


$83 MM

NTM Gross Profit


$24 MM

Sustainable Solutions

NTM Revenue


$38 MM

NTM Gross Profit


$10 MM

1. Formerly known as Microgrid segment.
2. See assumptions on page 42. Sustainable Community Networks reflects expected average system size over NTM.
3. NTM from May 1, 2023 to April 30, 2024.

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Strictly Confidential / Not for Redistribution

Sustainable Community Networks Case Study: Santa Barbara County

Electriq signed an agreement with Santa Barbara County in Fall 2022 to partner with the municipality to provide sustainable and resilient solar microgrids to the historically underserved community

Designed for Success Across the Program

Municipality Wins
- Offers their constituents discount to current utility rates
- Gains revenue stream without any out-of-pocket expense
- Promotes renewable energy, contributing to California's goals

Homeowner Wins
- Solar and battery storage at no upfront costs
- Customer savings of 10%+ from comparable utility rates(1)
- Gains backup system in the event of a grid outage
- 20-year+ PPA helps to establish a predictable energy price

Project Finance Partner Wins
- Designed to provide recurring, stable cashflows over 20+ years
- Tax credit advantages: Federal ITC, accelerated depreciation
- Desirable risk-adjusted returns

Electriq Wins
- Acts as developer for municipal projects
- Deploys energy storage systems in geographic concentrations
- Retains rights to use batteries for demand response (VPP)
- Recurring revenue for fleet management services and software



For every $1 of battery revenue Electriq receives in Sustainable Community Networks, it receives another ~$2 of other upfront revenue (solar, installation & development fees) and an additional ~$1 of high margin software, services and Virtual Power Plant revenue over time

Solution	Gross Margin
Upfront - PowerPod 2, Solar, Installation & Development	~29%
Longer Term Target - Fleet Management Software and Virtual Power Plant	~ 50% - 90%

Source: Company materials.
1. Compared to Southern California Edison time-of-use residential rate plans.

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Strictly Confidential / Not for Redistribution

Sustainable Community Networks: Major Opportunity in California (1) Addressable Market of over $5.6 billion Totals • Addressable Market: 3,036k • Anticipated Home Signup: 5.0% • Anticipated Home Signup #: 151,803 • Resulting Revenue: $5,617MM Sierra Foothills (PGE) • Addressable Market: 142k • Anticipated Home Signup: 5.0% • Anticipated Home Signup #: 7,103 • Resulting Revenue: $263MM Greater San Joaquin (PGE) Central CA Counties (SCE) • Addressable Market: 695k • Addressable Market: 1,559k • Anticipated Home Signup: 5.0% Parlier • Anticipated Home Signup: 5.0% • Anticipated Home Signup #: 34,733 Coalinga • Anticipated Home Signup #: 77,949 • Resulting Revenue: $1,285MM • Resulting Revenue: $2,884MM San Diego County (SDGE) Imperial Irrigation District Buena Park • Addressable Market: 565k • Addressable Market: 75k • Anticipated Home Signup: 5.0% • Anticipated Home Signup: 5.0% • Anticipated Home Signup #: 28,268 • Anticipated Home Signup #: 3,750 • Resulting Revenue: $1,046MM • Resulting Revenue: $139MM 1. Addressable Market represents number of households (per Census.gov) x 50% owner-occupied rate; Revenue assumes $37,000 per home based on a 7,000-Watt solar / 15kWh battery system size. Strictly Confidential / Not for Redistribution 19

Sustainable Solutions: Case Studies

~$38MM of Sustainable Solutions revenue expected through NTM[1]

Customer	Overview	Agreement	Engagement Model and Volumes
Access TAB	Minority-owned business developing real estate and solar projects across the Washington, DC area	Memorandum of Understanding signed in Apr. 2022 for solar and battery storage installations in the Washington, D.C. area	• Electriq and Access will collaborate to establish the ecosystem that will own, market, sell, install, operate and maintain rooftop solar panels on commercial and residential buildings along with home battery systems • Projects initially targeting home battery and rooftop solar installations in ~1,000 or more locations within a 24-month period • Customer orders began shipping in the second half of 2022
New Channel Partner	A leading owner and operator of distributed solar energy assets across the United States	Master Installation Agreement signed in September 2022	• New Channel Partner has launched an energy storage program to offer residential energy storage systems to its portfolio of over 50,000 owned and 80,000 managed and maintained solar systems • The current forecast is expected to be >1,000 units over NTM[2]
Barrio Eléctrico	Nonprofit that develops and operates residential solar systems in Puerto Rico	Memorandum of Understanding signed in Mar. 2022	• Committed financing for 300 systems and business plan to install ~1,000 residential solar systems and up to 1,600, subject to availability of investment funds – includes expectation to use Electriq's PowerPod 2 in those systems • Customer orders began shipping in the second half of 2022

For every $1 of battery revenue Electriq receives in Sustainable Solutions, it receives another ~$0.15 of other upfront revenue (installation & development fees) and an additional ~$0.35 of high margin software, services and Virtual Power Plant revenue over time

Solution	Gross Margin
Upfront - PowerPod 2, Installation & Development	~25%
Longer Term Target - Fleet Management Software and Virtual Power Plant	~ 50% - 90%

1. Assumes (i) 70% of forecasted systems in the MOUs/LOIs with Access Tab and Barrio Electrico are delivered and (ii) ~5% market penetration among existing New Channel Partner customers.
2. NTM from May 1, 2023 to April 30, 2024.

20

Strictly Confidential / Not for Redistribution

3. Differentiated Solution Strictly Confidential / Not for Redistribution 21

Differentiated and Integrated Solution PowerPod 2 Grid Services Fleet Management (Virtual Power Plant) Software Analytics and insights on energy Automated demand response Rechargeable home battery and production, consumption and solutions to reduce implementation home energy management solution storage data costs and improve interoperability ✓ OpenADR for access to any ✓ Stores energy from solar or the grid✓ Smart home energy monitoring Automated Demand Response tools for homeowners program ✓ Simplified installation and system ✓ Uses stored energy to lower energy verification costs and provide backup power ✓ PowerADR for aggregation of fleet + + storage systems ✓ Proprietary algorithms use factors such as historic usage patterns, ✓ Modular design to fit any size home ✓ Dense geographic deployments solar production and utility rates to boost the transmission & distribution optimize forecasting benefits for Virtual Power Plants Strictly Confidential / Not for Redistribution 22

Electriq's Differentiated Technology Solution

Cloud Enabled Software Platform

- Embracing industry standards like Open Automated Demand Response (Open ADR) is designed to ensure seamless, secure and reliable integration with a variety of grid services partners
- Allows Electriq the ability to monetize and broker storage assets for grid services / Virtual Power Plants
- Allows customers to switch between energy arbitrage, backup power and self-supply modes automatically to achieve personal goals
- Cloud telemetry and control supports increased security as well as additional potential forward integrations into smart cars, smart homes and cooperative exchanges

System Reliability

- System designed to continue to operate autonomously and safely based upon "last strategy" if / when cloud software platform becomes unavailable
- Exclusive use of cloud services enables more reliable availability (no company data centers)
- Multiple safeguards, including solar control, are designed to protect the system from overloads
- Can be integrated with fuel generators and fuel cells to efficiently manage fuel consumption, reduce noise and extend useful life

Available in Both AC & DC Formats

- Excellent fit for combined solar + storage installations (DC) as well as retrofitting existing homes with solar to include battery storage (AC)

Ease of Installation

- Wide range of inverters, switches and batteries due to open hardware agnostic architecture
- UL 9540 certification for "factory-in-the-field" installation
- Shipped on a modular basis, simplifying installation for trained technicians

Indoor or Outdoor Application

- Certified NEMA 3R for weather-resistant outdoor installation

Dual-band Connectivity

- State-of-the-art cellular Internet of Things (IoT) connectivity out of the box designed to enable simpler installation and provides basis for providing grid services Service Level Agreements (SLAs)
- 4G LTE, Wi-Fi and Ethernet capabilities provide extensive communications redundancy


Solar
Grid
Battery
Home
POWER FLOW
TIMELINE
SYSTEM



23

Strictly Confidential / Not for Redistribution

Installation Differentiation

Electriq is UL certified for factory in the field and recommended by installers for its safety and user friendly interface

UL 9540 Certification

- UL 9540A Test Method was developed to address safety concerns identified by the building codes and the fire service in the United States
- Addresses the following:
  - BESS installation instructions
  - Installation ventilation requirements
  - Effectiveness of fire protection (internal or external)
  - Fire service strategy and tactics
- PowerPod 2 certification
  - Passed UL 9540A test; fully certified for battery fire safety

Quick Installation

- ***PowerPod 2 is believed to be the first residential energy storage system with UL 9540 certification where the "factory is in the field"***
- PowerPod 2's modular design and our installation app provide for an overall efficient installation:
  - Only requires one installer
  - Delivered with skid for easy assembly
  - Electriq PowerTools phone app provides step-by-step instructions to guide the installer and customer through the installation process







ELECTRIQ POWER
Step 2: Connect Batteries and BMS
BACK
NEXT

Source: Company website and UL.

24

Strictly Confidential / Not for Redistribution

Electriq's Near-Term Technology Enhancements

Hub-of-the-Home

- Acts as a Hub-of-the-Home – standing between utility and homeowner and helping both manage power costs and consumption
- Integrates with existing smart appliances and home management solutions (e.g. Google Home, Alexa), including EVs
- Allows Electriq the ability to monetize storage assets for grid services / Virtual Power Plants
- Addresses growing duck curve challenges in California

Enhancements to Fleet Management Software

- Fleet management that will provide features such as forecast of future capacity, weather overlay, KPIs, advance alert system, among others
- Will be available to customers in different pricing tiers and service levels
- Local demand forecasts, rate tables and battery capacity forecasts for grid providers

Single Space Saving Enclosure

- The future redesigned enclosure will allow Electriq to fit more battery modules in a single enclosure resulting in cost reduction and 37% wall space savings
- Removes the need for battery harness extensions and conduits to add-on boxes
- Strong relationship with both battery suppliers (CATL / Zhongeng and Topband) to produce battery packs to fit in the redesigned enclosures

Integrated Cellular + Ethernet Connectivity

- Introducing a new eSIM which automatically switches between the 3 largest operators[1] to access whichever provides the best signal strength while reducing the number of SKUs for Electriq to stock
- Increased reliability via Ethernet connectivity compared to WiFi, which is more susceptible to signal interference and procurement, security and installation issues

Hub-of-the-Home System





20 kW System Today | **Future 20 kW System**


Current
700 mm
1,270 mm
Wall space required : 2,119 mm (6.95')
Redesigned
760 mm
1,360 mm
Wall space required : 1,326 mm (4.35')


Verizon
(US only)
Rogers
(Canada partial)
AT&T
(US/Puerto Rico/Canada)
eSIM (ATT, T-Mobile) +
Verizon (North America)
Ethernet Connectivity

1. AT&T, T-Mobile and Verizon.

25

Strictly Confidential / Not for Redistribution

Product Manufacturing Overview

LFP Batteries



Inverter



Enclosure



PowerHub


PowerHub

PowerHubs

Enclosures

Purchase & Shipping

- Electriq specifies product requirements and purchases components; a freight forwarder is utilized to ship (via boat) from China to the U.S.
- ***Over 7,000 units[1] of battery capacity secured***
- ***Additional component suppliers being evaluated and qualified***

ELECTRIQ POWER

Electriq's Warehouse

- PowerPod assembly software ensures all assembled components and cable harnesses are activated and operational before they are palletized and sent to customers



PowerPods



B2B Sales Channels



1. Assumes a unit size of 15kWh.

26

Strictly Confidential / Not for Redistribution

Supply Chain Sourcing Strategy

Key Components	Principal Supplier	Second Source	Strategy	Status of Securing Second Source	Expected Timing for Second Source
Battery Packs	CATL [1]	TOPBAND 拓邦	• Ensure availability • Reduce cost	• Contract signed • UL certification achieved	• Deliveries have begun
Inverters	GOODWE YOUR SOLAR ENGINE	SMA	• Ensure availability • Geographic diversity	• For AC coupled: evaluating SMA (high quality supplier)	• Q4 2023 (depending on product roadmap decisions)
Enclosures	YISHANG	Actno (Taiwan) Redstone (Mexico)	• Ensure availability • Geographic diversity	• Two likely sources identified • First sample from Actno received for evaluation	• Q3 2023 (depending on roadmap decisions and scalability requirements)
PowerHub Module	SIERRA WIRELESS	Hybrid = cell module + BYD	• Ensure IoT cellular availability / affordability	• Conceptual - requires larger investment	• TBD

1. The company is currently in discussions with supplier to extend the supply agreement for CATL batteries.

27

Strictly Confidential / Not for Redistribution

4. Financial Overview Strictly Confidential / Not for Redistribution 28

(1)(2)(3) Financial Snapshot Units Sold Revenue (# of Units) ($ in millions) NTM: 5,171 units $122.0 NTM: $122.0 5,171 2,405 $54.0 $52.9 2,149 $38.4 1,637 1,641 1,033 $22.0 $16.0 $7.6 320 348 $3.4 2021 2022 2023 NTM 1st 3M 2nd 3M 3rd 3M 4th 3M 2021 2022 2023 NTM 1st 3M 2nd 3M 3rd 3M 4th 3M Gross Profit and Margin % Adjusted EBITDA NTM: $0.3 ($ in millions) ($ in millions) NTM: $33.8 Margin: 28% $6.0 $33.8 $2.1 $0.3 ($2.3) $16.2 ($5.5) $12.1 $11.0 ($8.9) $5.3 $1.2 ($15.3) $0.4 $0.4 ($16.1) 2021 2022 2023 NTM 1st 3M 2nd 3M 3rd 3M 4th 3M 2021 2022 2023 NTM 1st 3M 2nd 3M 3rd 3M 4th 3M Note: Audited actuals through fiscal 2022; all other periods are estimates. Totals may not add due to rounding. 1. See page 42 for assumptions and additional detail. 2. NTM from May 1, 2023 to April 30, 2024. Strictly Confidential / Not for Redistribution 29 3. 1st 3M: May/23 – Jul/23; 2nd 3M: Aug/23 – Oct/23; 3rd 3M: Nov/23 – Jan/24; 4th 3M: Feb/24 – Apr/24.

Projected Revenue Mix

Through upfront hardware sales, Electriq is creating a platform that is designed to generate substantial, recurring high margin software and services revenue

Projected Shift in Revenue Mix



Sustainable Solutions 11%
2022
White Label / Distributors 89%

2022 – NTM[4]

Higher Margin Sustainable Community Networks begins to scale



Sustainable Solutions 32%
NTM[1]
Sustainable Community Networks 68%

Potential Revenue Mix from Sustainable Solutions



Upfront Installation & Development Fee 11%
Recurring Software & Services Revenue 23%[2]
Upfront Battery Revenue 66%

Potential Revenue Mix from Sustainable Community Networks Sales



Upfront Solar, Installation, and Development 51%
Recurring Software & Services Revenue 24%
Upfront Battery Revenue 25%

Recurring Revenue

Software and Services revenue in Sustainable Community Networks term sheet creates a potential ~$100MM stream of high margin revenue over time[3]

Revenue Per Unit Sold

Revenue Per Unit increases as Sustainable Community Networks becomes a larger share



$ 9,759
$ 23,584
2022
NTM

Note: Annual actuals are audited through fiscal 2022, quarterly actuals are unaudited; all other periods are estimates.

1. Assumes (i) 70% of forecasted systems in the MOUs/LOIs with Access Tab and Barrio Electrico are delivered, (ii) ~5% market penetration among existing New Channel Partner customers and (iii) acquisition of approximately 2,200 homeowners in the County of Santa Barbara, the City of Parlier and surrounding areas.
2. Based on 10-year warranty life for battery units.
3. Illustrative revenue for ~8,000 units deployed under 25-year power purchase agreements.
4. NTM from May 1, 2023 to April 30, 2024.

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Business Models Proven, Market Demand Strong, Scaling in Process

Segment	Item	Timeframe	Status and Next Steps	Progress	Risk Mitigation
Sustainable Solutions	**Pilot Phase**	2021-2022	Pilot Projects with: Marin Clean Energy (CA), Barrio Electrico (Puerto Rico), Access TAB (Washington DC), and CUC		Lessons learned, process mapping, baselines and metrics established, process improvements
	Scale Phase[1] *$38MM revenue expected through NTM*	2022 2023+	Signs New Channel Partner contract Execute and expand on Sustainable Solution opportunities		Hired seasoned executive and BD personnel
Sustainable Community Networks	**Pilot Phase**	2021-2022	Parlier, CA master agreement in place, targeting 3%-5% customer acquisition over a 30 month period		Lessons learned, process mapping, baselines and metrics established, process improvements
	Scale Phase *$5.6B opportunity with $83MM[2] revenue expected through NTM*	2022-2023 2023+	Executed Santa Barbara County master agreement; Signed agreement with a third-party project finance partner for SCN projects for >$300MM of potential revenue Expand on Sustainable Community Networks opportunities		Hired seasoned executive and BD personnel
Supply Chain	**Secure Supply**	2022-2023	12+ months supply secured		Forwardly reserved capacity, multiple suppliers (as listed on Supply Chain Sourcing Strategy on page 27)
	Scale Product Production *Current capacity single shift 638[3] units/mo; max achieved 414 units/mo*	2023	Increase production to 1,000+ units/mo (target)		Multiple shifts possible Lean consultant efficiency

1. Assumes (i) 70% of forecasted systems in the MOUs/LOIs with Access Tab and Barrio Electrico are delivered and (ii) ~5% market penetration among existing New Channel Partner customers
2. Based on assumed acquisition of approximately 2,200 homeowners in the County of Santa Barbara, the City of Parlier, and surrounding areas.
3. Company estimated takt time.

31

Strictly Confidential / Not for Redistribution

5. Transaction Overview Strictly Confidential / Not for Redistribution 32

Transaction Overview Transaction Structure Pro Forma Capitalization and Ownership ($MM) (1) • TLG Acquisition Corp. to merge with Electriq at a pro-forma Enterprise Value of Existing Electriq Shareholders $511 $617MM (5.1x NTM Revenue) Plus: Existing SPAC Shareholders 40 (2) Plus: New Equity (incl. incentive shares) 55 • SPAC Sponsor Shares (3) Plus: SPAC Sponsor 66 – 5MM forfeited and 1MM subject to performance-based vesting Equity Value $671 Less: Cash to B/S ($71) • Up to 7MM SPAC shares to be used as incentives for new equity investors and non- Plus: New Debt 9 redemption agreements Plus: Existing Debt 8 • Electriq shareholders roll 100% of equity Enterprise Value $617 Sources & Uses ($MM) New Equity Sources 8% SPAC Sponsor Cash in TLG Trust (residual) $40 10% SPAC Sponsor $66 Existing SPAC New Equity $37 Shareholders New Debt $9 6% Existing Electriq Shareholders $511 Total Sources $661 Uses Cash to Balance Sheet $71 Assumed Existing Debt Conversion $7 SPAC Sponsor $66 Existing Existing Electriq Shareholders $511 Electriq (4) Shareholders Transaction Costs $7 76% Total Uses $661 Note: Assumes $40MM in total potential proceeds from non-redeeming shareholders in trust based on 50% in redemptions of $80MM in existing cash in trust following extension on Dec 19 ‘22. Includes no assumption for any excise tax potentially due under the Inflation Reduction Act. Excludes potential dilution from outstanding and to-be-issued options and warrants. 1. Includes 3.6MM incentive shares in escrow that may be transferred to new equity investors. 2. Assumes 1.8MM incentive shares are transferred to new equity investors. 33 3. Includes 1MM of SPAC Sponsor shares subject to time and/or performance-based vesting and 1.6MM incentive shares in escrow that may be transferred to new equity investors. 4. Deferral of $28MM of transaction costs to be paid within 12 months.

Identifying Electriq’s Comparable Universe Key Criteria for Determining Best Comps Comparable Universe • Leaders in residential battery storage Distributed Solar / Storage & Ancillary Equipment • Large addressable markets • High-growth financial profiles • Disruptive, renewable technologies • Focus will be on growth and margin profile and competitive moat / differentiators Strictly Confidential / Not for Redistribution 34

Valuation and Operational Benchmarking EV / NTM Revenue Enterprise Value ($MM) $617 $654,022 $29,024 $16,315 $13,460 $8,395 $7,238 $3,735 $2,416 $1,454 $74 Mean: 5.2x Median: 5.8x 8.7x 8.7x 7.0x 6.7x 6.0x 5.6x 5.1x 3.8x 2.3x 2.0x 1.2x NTM / NTM – 1 Revenue Growth Mean: 42% Median: 29% 938% 156% 63% 60% 40% 30% 26% 28% 15% 3% (2%) NTM Adjusted EBITDA Margin Mean: 16% Median: 19% Apr ’24 Adjusted 32% 32% 31% EBITDA Margin 21% 19% 18% 12.0% 8% 1% (2%) (4%) 0.2% Note: NTM = Next twelve months: May 1, 2023 – April 30, 2024. Source: Electriq company projected financials, public company filings, Capital IQ as of 3/22/2023. Strictly Confidential / Not for Redistribution 35

TLGA / Electriq Power Illustrative Common Equity Term Sheet Issuer • Electriq Power Holding, Inc. (post-transaction parent company) Security • Class A Common Stock Target Investors • New capital commitment / non-redemption for existing investors Price Per Share • $10.00 per share, pre-incentive for downside protection Use of Proceeds • Growth Capital • 0.5 shares for each 1 share purchased or not-redeemed Incentive Structure • Transferred upfront at time of transaction close (Close) • Implied cost basis of $6.67 • 0.5 shares for each 1 share purchased or not-redeemed Incentive Structure • Shares to be used for downside protection kept in escrow account (1-Year Post-Close) • Downside protection from $6.67 to $5.00 (1) • 30-day VWAP is no less than $6.67 as of July 31, 2024 • If share price is below $6.67, the lesser of the 2 options below will be awarded to provide cost basis downside protection of up to $5.00 Share Price Test i. (x) 10 divided by the 30-day VWAP minus (y) 1.5 ii. 0.5 (1) • Target revenues no less than 95% of $122MM and EBITDA positive for the 12-month period ending April 30, 2024 Company Performance Test • If share price is above $6.67, but the company does not meet EBITDA or Revenue targets, 1/6 of a share will be awarded to provide cost basis downside protection of up to $6.00 Warrant Adjustment • Incentive shares trigger adjustment to exercise price of public warrants equal to 115% of such incentive shares issue price as determined by the board Listing(s) • NYSE Governing Law • All documents herein shall be governed by the laws of New York 1. Stock performance criteria supersedes company performance criteria providing full downside protection to $5 per share in any scenario Strictly Confidential / Not for Redistribution 36

6. Summary Strictly Confidential / Not for Redistribution 37

Summary Highlights



Giant Addressable Market	• Residential solar install annual capacity forecasted to grow at ~15%[1] in the U.S. • New battery attachment rate of 20%[2], increasing 2% - 4% each year
Integrated Solution and Differentiated Go to Market Strategy	• Integrated solution seamlessly combines hardware, installation and software platform • Electriq partners closely with local Municipalities ("Sustainable Community Networks") and Microgrids ("Sustainable Solutions") for a differentiated Go to Market strategy
Strong Customer and Partner Momentum[3]	✓ Secured agreement with Santa Barbara County in 2022 ✓ Access Tab, Barrio Electrico and New Channel Partner signed in 2022 • In discussions with additional Municipalities and Microgrid partners
Key Project Financing Secured	✓ **$300MM+ in project financing secured from a major U.S. clean-energy company in Mar'23** • Supports $122MM of est. revenue in next twelve months ("NTM")[4]
Finalizing Debt and Equity Financing	✓ Secured $8.5MM in debt financing ✓ Agreement in principle for $12MM of equity[5]; significant incentives for additional equity • $80MM of existing cash in trust at TLGA prior to redemption
Leading Management Team	• Led first smart grid company to go public (2007) with 6 GW of demand response • Pioneers in the Virtual Power Plant space with a diverse senior management team

1. Per BNEF.
2. Based on average attachment rates for 2022 per Sunrun, SunPower and Sunnova investor presentations and earnings calls.
3. Includes master agreement with Santa Barbara and New Channel Partner and MOUs / LOIs with City of Parlier, Access TAB and Barrio Electrico.
4. NTM from May 1, 2023 to April 30, 2024.
5. Assumes $6.5MM in conversion of existing Electriq debt and subject to final documentation

38

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Electriq's Leading Management Team

Supported by a Board of Directors with deep industry and leadership experience



Frank Magnotti
CEO
Years of Experience:
38 years

- Founded Comverge, a pioneer of virtual power plant and virtual peaking capacity contracts with utilities and ISO's 6 GW of demand response to ~5MM homes; Believed to be the first pure play smart grid company to go public
- General manager of utility solutions at AT&T and program manager at Bell Labs



Petrina Thomson
CFO
Years of Experience:
32 years

- Joined Electriq after successfully completing an exit transaction at Curvature working as VP & Chief Accounting Officer
- Formerly North American Controller at Tyco (now Johnson Controls International plc) and Senior Director, Finance at Sun Microsystems, Inc. (now Oracle Corp.)



Jim Van Hoof
Chief Operating Officer



Jan Klube
Chief Technology Officer



Ozlem Fonda
Chief Human Resources Officer



Troy Anatra
Chief Commercial Officer



Frank Evans
Chief Services Officer



Pravin Bhagat
Chief Marketing Officer

Representative Prior Experience

39

Strictly Confidential / Not for Redistribution

7. Appendix Strictly Confidential / Not for Redistribution 40

California Net Energy Metering Regulations Update

What is Net Energy Metering?

- Net Energy Metering ("NEM") is a billing mechanism for California's investor-owned electric utilities whereby customers who install on-site generation such as rooftop solar are eligible to receive financial credit on electricity bills for any surplus generation sent to the grid
- Utility credits customer for the value of energy exported at prevailing electricity rates
- NEM has been active for over 20 years, with modifications from time to time


How Net Metering Works
1
Solar panels generate electricity
3
Excess energy from solar panels sent back to grid
2
Home uses electricity from solar panels and from the grid
4
Utility credits electricity bill for value of energy sent to grid
Under NEM 3.0, average residential customers installing solar paired with battery storage will save at least $136 per month during the first year

The Push for Reform

- Some argued that the NEM 2.0 regime was misaligned with California's grid reliability and climate change goals
  - NEM customers intermittently import and export energy throughout the day without consideration for when energy is needed the most
  - Output from solar declines in the evening peak hours resulting in ramped up generation from fossil gas plants, increasing greenhouse gas emissions
  - Opponents argue that NEM 2.0 disproportionately burdened non-solar customers
    - Solar customers viewed as relying on the grid during peak hours while avoiding payment for the maintenance of infrastructure
    - Higher income customers are more likely to own solar systems

In December 2022, the California Public Utilities Commission adopted their latest iteration of the NEM rules, dubbed NEM 3.0, which significantly supports the push for co-located battery storage with residential solar stations. The package includes:

- ***Switch to Time of Use ("TOU") billing whereby credits received by homeowner are the highest during peak hours***
- ***Homeowners with storage can store energy during off-peak hours, exporting when TOU pricing is highest***
- ***Additional credits available to customers who install solar plus storage in the next 5 years***
- ***$900M of state funding available in incentives for homeowners who adopt a solar plus storage system, 70% of which is targeted for low-income customers***

California's recently adopted NEM 3.0 rules could be a catalyst for the residential storage industry

Source: Decision 22-12-056, Decision Revising Net Energy Metering Tariff and Subtariffs, issued 12/19/2022; California Public Utilities Commission Fact Sheet, Modernizing NEM to Meet California's Reliability and Climate Goals published 11/10/2022.

41

Strictly Confidential / Not for Redistribution

Income Statement[1][2]

2021 to NTM Revenue CAGR = 365%

($ in millions)

Revenue	FY21(A)	FY22(A)	NTM[4]
System Revenues	3.0	16.0	121.3
Virtual Peaking Capacity Revenues	–	–	0.4
O&M Revenues	–	–	0.1
Other Revenues (Tier 3 Support, PPA, Warranty)	0.4	–	0.1
Total Revenues	**$3.4**	**$16.0**	**$122.0**
COGS			
System COGS	(2.8)	(15.6)	(88.0)
Virtual Peaking Capacity COGS	–	–	(0.2)
O&M COGS	–	–	(0.0)
Other COGS	(0.2)	–	–
Total COGS	**($3.0)**	**($15.6)**	**($88.2)**
Gross Profit	**$0.4**	**$0.4**	**$33.8**
Gross Margin	*11.8%*	*2.5%*	*27.7%*
Expenses			
Research & Development	(2.6)	(3.3)	(5.4)
Sales & Marketing	(2.0)	(3.8)	(8.2)
General & Administrative	(9.3)	(11.8)	(20.0)
Income / Loss From Operations	**($13.5)**	**($18.5)**	**$0.1**
Other Income / (Expense)[3]	0.2	0.0	–
Interest expense	(0.5)	(2.1)	(1.5)
Other Miscellaneous Expense	(0.1)	(0.0)	–
Financial Instruments Revalue / Remeasurement Expense	(21.9)	(31.7)	–
Net Income	**($35.8)**	**($52.3)**	**($1.4)**
Add back:			
Depreciation & Amortization	0.1	0.2	0.1
Interest income	–	(0.0)	–
Interest expense	0.5	2.1	1.5
Financial Instruments Revalue / Remeasurement Expense	21.9	31.7	–
Stock Compensation Expense	4.4	2.3	–
Adjusted EBITDA	**($8.9)**	**($16.1)**	**$0.3**
Adjusted EBITDA Margin	*(261.8%)*	*(100.6%)*	*0.2%*

1. Audited annual actuals through fiscal 2022; all other periods are estimates.
2. Assumes (i) 70% of forecasted systems in the MOUs/LOIs with Access Tab and Barrio Electrico are delivered, (ii) ~5% market penetration among existing New Channel Partner customers and (iii) acquisition of approximately 2,200 homeowners in the County of Santa Barbara, the City of Parlier and surrounding areas.
3. Other Income / (Expense) includes interest income on cash balance @ 0.5% annual interest rate (not included in Adjusted EBITDA).
4. NTM from May 1, 2023 to April 30, 2024.

42

Strictly Confidential / Not for Redistribution

(1) Net Working Capital Estimates Total Inventory Balance ($MM) Receivables Balance ($MM) $41.0 $37.5 $35.6 $5.3 $32.8 $5.7 $3.1 $28.6 $6.8 $4.3 $4.8 $7.4 $22.3 $2.5 $19.3 $6.3 $18.7 $17.9 $0.7 $12.5 $18.8 $18.8 $4.5 $14.1 $17.7 $11.9 $14.9 $7.3 $7.2 $2.3 $0.3 $0.0 $8.0 $8.0 $8.0 $7.9 $5.8 $5.8 $5.2 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Apr 2024 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Apr 2024 Prepaid Expenses - Inventory Deposits Batteries Enclosures Inverters Solar Panels (2) Accounts Payable ($MM) Net Working Capital ($MM) $42.3 $40.9 $37.2 $32.4 $22.3 $14.9 $13.8 $9.1 $7.3 $6.5 $5.1 $3.9 $2.8 $1.4 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Apr 2024 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Apr 2024 1. December 31, 2022 balances based on audited financial statements; all other periods based on company projected financials. 2. Net Working Capital = Current Assets (excluding cash) less Current Liabilities, excluding intercompany balances. Strictly Confidential / Not for Redistribution 43

Multiple Levers for Potential Margin Expansion Near Term Adjusted EBITDA Margin Expansion Potential Longer Term Adjusted EBITDA Margin Expansion • Scale through operating leverage expected as the company delivers • Potential continued scale expansion through operating leverage as growing unit volumes the company delivers growing unit volumes • Potential addition of high margin software and grid service / Virtual Power Plant revenue • Potential COGS reduction through supply chain efficiencies as vendors add higher production capacity for battery and solar units Strictly Confidential / Not for Redistribution 44

Risk Factors • Electriq is a relatively new company with a history of losses, and we expect to incur significant expenses for the foreseeable future. We cannot be certain that we will achieve or sustain profitability. • Electriq’s limited operating history and its rapidly evolving industry make it difficult to evaluate Electriq’s business, the risks and challenges it may face and future prospects. • Electriq’s operating and financial results and growth forecast rely in large part upon assumptions and analyses developed by Electriq. If these assumptions or analyses prove to be incorrect, Electriq’s actual operating results may be materially different from Electriq’s forecasted results. • The energy storage industry is highly competitive and rapidly changing. Our business may be adversely affected if we cannot adapt quickly and effectively. • A recession could reduce demand for our products and materially harm our business. • Potential tariffs or a global trade war have increased our costs and could further increase the cost of our products. • Almost all of our revenues in 2020, 2021, and 2022 were derived from 2 customers, and one of our customers accounted for greater than 85% of our revenue in 2022. This customer has notified a supplier of ours that it is exiting the residential battery storage business and thus was ending their customer relationship with us. Accordingly, we do not expect to generate any revenues in 2023 from that customer relationship. • There is no assurance that non-binding letters of intent and memoranda of understanding included in our projections will be converted into binding contracts. Our counterparties may cancel or delay entering into contracts based on the non-binding letters of intent and memoranda of understanding. We expect to derive a large portion of our revenue from installations that are associated with contracts with government entities. Contracts with government entities are subject to a number of challenges and risks. If we are unable to enter into such contracts on a timely basis, our growth, revenue and results of operations may not meet our projections. • We rely on a small number of third party suppliers. This reliance on third parties increases the risk that necessary components of our products may not be delivered according to our schedule and at prices, quality levels and volumes acceptable to us. • We have projected that the majority of our revenue in 2023 will be derived from Sustainable Community Networks. We have not generated any revenue from Sustainable Community Networks in the past. There can be no assurances that we will meet our projects for Sustainable Community Networks in 2023, or that we will be able to generate revenue from Sustainable Community Networks in the future. • We expect to rely on project finance capital to fund installation of our products in the Sustainable Community Networks market, and that funding may be unavailable or expensive. • We expect to have one main source of financing for the Sustainable Communities Networks in 2023. If there is a breach of that financing arrangement, it could have an adverse effect on our liquidity and our revenue and results of operations may not meet our projections. Strictly Confidential / Not for Redistribution 45

Risk Factors (Cont’d) • A significant portion of our purchased components are sourced in a small number of foreign countries, exposing us to additional risks that might not exist if our suppliers were more geographically diversified or were located in the United States. • Increases in costs, disruption of supply or shortage of materials, in particular for inverters and lithium iron phosphate cells, could harm our business. • The ongoing COVID-19 pandemic has impacted and may continue to adversely affect our supply chain, demand for our products and our business. • Our hardware and software integrated energy storage solution may not achieve broad market acceptance, which would prevent us from increasing our revenue and market share. • If demand for energy storage solutions does not grow or grows at a slower rate than we anticipate, including as a result of the ongoing COVID-19 pandemic, our business will suffer. • We depend on a small number of wholesale dealers and installers to assist in selling our products to customers. As our business grows, we will be required to find a significant number of additional dealers and installers. Loss of dealers or installers, the failure of dealers or installers to perform as expected or the inability to find additional dealers and installers could harm our business and impair our ability to meet our projections. • The success of our energy storage system may depend in part upon our ability to continue to work closely with leading solar module manufacturers. • A drop in the retail price of electricity derived from the utility grid or from alternative energy sources may reduce demand for our products and impact our ability to meet our projections for growth, revenue and results of operations. • The reduction, elimination or expiration of government subsidies and economic incentives for on-grid solar electricity applications and/or energy storage systems could reduce demand for solar photovoltaic systems and/or energy storage systems and harm our business. • We may, in the future, experience delays or other complications in the design, manufacture, launch and production ramp of our energy storage products which could harm our business, prospects, reputation, financial condition and operating results. Our planned expansion of our business could also subject us to additional business, financial and competitive risks. • We may experience material disruptions to our operations, including, but not limited to, natural disasters, terrorist attacks or other catastrophic events. Strictly Confidential / Not for Redistribution 46